UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2011

FluoroPharma Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151381	20-8325616
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

500 Boylston Street, Suite 1600
Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 482-2333x122

(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01  Change  in Registrant’s Certifying Accountant

On November 1, 2011, FluoroPharma Medical, Inc. (the “Company”) was advised that BehlerMick PS (“BehlerMick”) ceased to exist and no longer practices public accounting.

During the fiscal years ended December 31, 2010 and December 31, 2009, BehlerMick’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except, BehlerMick’s audit report for the year ended December 31, 2010 and December 31, 2009 stated that certain conditions  raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2010 and December 31, 2009 and the subsequent interim period through November 1, 2011, (i) there were no disagreements between the Company and BehlerMick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BehlerMick, would have caused BehlerMick to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company was unable to provide BehlerMick with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K because BehlerMick ceased to exist and no longer practices public accounting.

On November 3, 2011, the Company’s Board of Directors approved the engagement of  MartinelliMick PLLC as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011.

During the years ended December 31, 2010 and December 31, 2009 and the subsequent interim period through November 3, 2011, the date of engagement of MartinelliMick PLLC, the Company did not consult with MartinelliMick PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2011

FluoroPharma Medical, Inc.
/s/ Johan M. (Thijs) Spoor
By: Johan M. (Thijs) Spoor Title: CEO, President and CFO